Exhibit 10.38
RESOLUTION OF THE
COMPENSATION COMMITTEE
OF PHH CORPORATION
NOVEMBER 10, 2005
          WHEREAS, pursuant to the PHH Corporation 2005 Equity and Incentive Plan (the “Plan”), the Corporation has granted certain Restricted Stock Units and Non-Qualified Stock Options that provide for vesting or acceleration of vesting in the event that the Corporation has 29% net income growth and 7.25% return on equity for the 2005 fiscal year (the “2005 Performance Goals”);
          WHEREAS, the Compensation Committee has the authority under the Plan and the award agreements with respect to such Restricted Stock Units and Non-Qualified Stock Options to make equitable adjustments to the 2005 Performance Goals in recognition of unusual or non-recurring events affecting the Corporation (or its parent or subsidiary) without the consent of the recipient of such awards to the extent such adjustments do not have a materially adverse effect on those awards; and
          WHEREAS, the Compensation Committee has determined that, due to certain changes in the Corporation’s business during fiscal 2005, to set [***] in pre-tax income after minority interest, excluding spin-off related expenses, (the “Revised 2005 Performance Goal”) as the performance target for purposes of determining the vesting or accelerated vesting of such awards, and similar modifications be made to the annual management incentive program (“MIP”) for the Corporation and its subsidiaries as provided under the Plan.
          NOW, THEREFORE, BE IT RESOLVED, that (1) the vesting of the Restricted Stock Units granted on February 1, 2005, in conversion of certain restricted stock units granted by Cendant Corporation on June 3, 2004, are hereby modified as set forth in Exhibit A; (2) the Restricted Stock Units granted on June 28, 2005, are hereby modified as set forth in Exhibit B; and (3) the Non-Qualified Stock Options granted on June 28, 2005, hereby modified as set forth in Exhibit C;
          RESOLVED, that the Compensation Committee has determined that these modifications do not adversely affect the holders of the foregoing awards;
          RESOLVED, that the 2005 Performance Goals for the Corporation, PHH Arval and PHH Mortgage MIP programs are hereby modified as set forth in Exhibits D, E and F, consistent with the modifications of the equity award agreements, and the Revised 2005 Performance Goal shall be used in determining cash bonus payouts for fiscal 2005; and
          RESOLVED, that the officers of the Corporation are hereby authorized and directed to take all actions that are necessary and appropriate to carry out the purposes of the above resolutions.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PHH CORPORATION
2005 MANAGEMENT INCENTIVE PLAN DOCUMENT
Plan Performance Term
PHH Corporation operates the Management Incentive Plan (MIP) on a calendar year basis, beginning January 1 and ending December 31. Plan targets are based on this performance term.
Plan Targets
Eligible participants will have a total MIP target expressed as a percent of base salary (varying by level). Payout will be based on PHH Corporation Financial Performance.
The PHH Corporation Financial Performance has a maximum factor payout of 125%. The maximum performance offers the opportunity for a total maximum MIP payout of 125%
PHH Corporation Financial Performance
Plan Performance Target: — PHH Corporation Pre-Tax Income After Minority Interest (PTIAMI)
The PHH Corporation Financial Performance Targets and associated payout levels are as follows:

PTIAMI Target(1)	PTIAMI Performance Level	Payout Level based on PTIAMI

[***]	100%	100%

[***]	110%	110%

[***]	125%	125%

There will be no payout for the PHH Corporation Financial Performance portion of a participant’s MIP target below [***].
For PTIAMI between [***] and [***] the payout level will be 100%. There is no payout interpolation under the 110% achievement of the established PTIAMI performance target levels.
For PTIAMI between [***] and [***] the payout level will be interpolated between the 110% and 124.9% achievement of the established PTIAMI performance target levels.
For PTIAMI of [***] and greater, the payout level will be 125%. There is no payout to exceed 125% of the established PTIAMI performance target levels.

(1) PTIAMI will be the reported GAAP financial results for continuing operations adjusted for any impacts in January, 2005 prior to the Spin-Off, any financial impacts of the Spin-Off, or any reclassification of results changed after the Spin-Off.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PHH CORPORATION
2005 MANAGEMENT INCENTIVE PLAN DOCUMENT
Eligibility
A Employee must maintain a Full-Time schedule (30 hours per week or more) to be eligible for MIP.
In certain scenarios, it may be necessary to adjust an individual’s MIP payment outside of the parameters addressed within the plan. PHH Corporation reserves the right to make these modifications as necessary.
New or Newly Promoted Employees
Newly hired or promoted Employees will receive a MIP payout that is prorated to the month of hire or promotion. If a promotion increases a Employee’s MIP percentage (expressed as percentage of base salary), the MIP payout will be determined by a weighted calculation, based on the time period applicable to each respective MIP percentage and base salary earnings.
Employees hired or promoted into MIP eligible positions after September 30, 2005 are not eligible to participate in the 2005 MIP.
Termination of Employment
Employees must be actively employed by PHH Corporation through the end of the performance year in order to be eligible for a MIP payout.
Leave of Absence
MIP payouts will be prorated for any leaves of absence. The proration will be based on the total period of time of the leave of absence.
Death
In the event of the death of an Employee, the estate of the deceased Employee will receive a payout based on his/her 2005 base salary earnings, prorated according to time participating in the plan term.
Payout Approval
The MIP payout will be audited, approved, and administered by the Chief Financial Officer and the Senior Vice President of Human Resources of PHH Arval or PHH Mortgage responsible for PHH Corporation personnel. PHH reserves the right to terminate, amend, modify and/or restate this Program (in whole or in part) at any time and without advance notice.
Changes to the Plan
Occasionally, changes in business conditions will necessitate a modification to existing incentive plans. PHH Corporation management reserves the right to modify the MIP as needed. Any changes to the Plan will be approved by the Chief Financial Officer and Senior Vice President of Human Resources of PHH Arval or PHH Mortgage responsible for PHH Corporation personnel, and will be communicated in writing to all participants and their managers.
Compliance on Code of Ethics Sign-Off
Payment of MIP is contingent upon recipient’s signing of the annual acknowledgement of review of the Business Ethics and Conduct policy.

PHH MORTGAGE
2005 MANAGEMENT INCENTIVE PLAN DOCUMENT
Plan Performance Term
PHH Mortgage operates the Management Incentive Plan (MIP) on a calendar year basis, beginning January 1 and ending December 31. Plan targets are based on this performance term.
Plan Targets
Eligible participants will have a total MIP target expressed as a percent of base salary (varying by level). Payout will be based on two independent factors; a weighting of (Factor 1) 50% PHH Mortgage Financial Performance and (Factor 2) 50% on Individual Performance (to be expressed as achievement of Management By Objectives goals) for the plan term.
The PHH Mortgage Financial Performance has a maximum factor payout of 150% and the Individual Performance has a maximum factor payout of 100%. The maximum performance in both areas (150% Financial Performance and 100% Individual) offer the opportunity for a total maximum MIP payout of 125%. [(150% *50%) + (100% * 50%)] = 125%. Participants may receive payout from none, one, or both of the factors.
Factor 1: PHH Mortgage Financial Performance
Plan Performance Target: — PHH Mortgage Pre-Tax Income After Minority Interest (PTIAMI)
The PHH Mortgage Financial Performance Targets and associated payout levels are as follows:

PTIAMI Target	PTIAMI Performance Level	Payout Level Based on PTIAMI	Enhancements

[***]	100%	100%

[***]	110%	120%	Interpolation Payout

[***]	125%	150%

There will be no payout for the PHH Mortgage Financial Performance portion of a participant’s MIP target below [***].
For PTIAMI between [***] and [***] the payout level will be 100%. There is no payout interpolation under the 110% achievement of the established PTIAMI performance target levels.
For PTIAMI between [***] and [***] the payout level will be 120%. Interpolation payout will occur between the 110% and 124.9% achievement of the established PTIAMI performance target levels.
For PTIAMI of [***] and greater, the payout level will be 150%. There is no payout to exceed 125% of the established PTIAMI performance target levels.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PHH MORTGAGE
2005 MANAGEMENT INCENTIVE PLAN DOCUMENT
Factor 2: Individual Performance
Plan Performance Target — Management by Objectives Personal Rating
Senior Leadership Team members will make an assessment of Individual Performance based on objective measurement of achievement of MBO goals as set forth in the MIP Goals Section in the MVP Coaching worksheet. Plan Performance on Individual Performance levels may not exceed 100% of the established Individual Performance level.
Eligibility
If at any time during the plan term a Team Player is on a formal performance improvement program and/or a formal disciplinary action occurs, the Individual Performance component will be subject to a prorated percent up to and including 100% of the entire Individual Performance factor and will impact the MIP payout.
A Team Player must maintain a Full-Time schedule (30 hours per week or more) to be eligible for MIP.
In certain scenarios, it may be necessary to adjust an individual’s MIP payment outside of the parameters addressed within the plan. PHH Corporation reserves the right to make these modifications as necessary.
New or Newly Promoted Team Players
Newly hired or promoted team players will receive a MIP payout that is prorated to the month of hire or promotion. If a promotion increases a team player’s MIP percentage (expressed as percentage of base salary), the MIP payout will be determined by a weighted calculation, based on the time period applicable to each respective MIP percentage and base salary earnings.
Team players hired or promoted into MIP eligible positions after September 30, 2005 are not eligible to participate in the 2005 MIP.
Termination of Employment
Team players must be employed by PHH Corporation at the time of payment (usually February of the following year) in order to be eligible for a MIP payout.
Leave of Absence
MIP payouts will be prorated for any leaves of absence. The proration will be based on the total period of time of the leave of absence.
Death
In the event of the death of a team player, the estate of the deceased team player will receive a payout based on his/her 2005 base salary earnings, prorated according to time participating in the plan term.
Payout Approval
The MIP payout will be audited, approved, and administered by the Senior Vice President of Finance and the Senior Vice President of Human Resources. PHH reserves the right to terminate, amend, modify and/or restate this Program (in whole or in part) at any time and without advance notice.
Changes to the Plan
Occasionally, changes in business conditions will necessitate a modification to existing incentive plans. PHH Corporation management reserves the right to modify the MIP as needed. Any changes to the Plan will be approved by the Senior Vice President of Finance and Senior Vice President of Human Resources, and will be communicated in writing to all participants and their managers.
Compliance on Code of Ethics Sign-Off
Payment of MIP is contingent upon recipient’s signing of the annual acknowledgement of review of the Business Ethics and Conduct policy.

The Annual Plan Insert is a separate document that is provided to each Plan participant.

The insert provides personalized details that may include:

•	Payout target

•	Plan elements

•	Financial schedules (including payout thresholds and caps)

•	Payout timing on the various Plan elements

•	Notes on prorated participation, if applicable.
PHH ARVAL
Incentive Plan Guidelines
Effective January 1, 2005
The information contained in this document is proprietary. Sharing this information with anyone who is not an employee of PHH Arval violates the PHH Code of Ethics.
This document provides general guidelines for participants in:
Senior Leadership Results Plan (“SLRP”)
Leadership Results Plan (“LRP”)
Business Development incentive plans
Customer & Vehicle Services incentive plans
Vehicle Accident Services incentive plans
Any other plans not excluded below.
It is not applicable to Share the Results Plan participants, OOS Associates or Consultants, UVS Associates or Supervisors, Subrogation Sr. Claims Negotiators or Claims Negotiators.

Introduction
PHH Vehicle Management Services, LLC, doing business as PHH Arval, (hereafter “PHH”) provides a Leadership Results Plan that enhances company unity as it gives participants the opportunity to earn incentive compensation contingent on:
•	Achievement of the FY 2005 strategic plan, growth strategy and financial objectives.

•	Successful achievement of key initiatives as identified by senior leadership.

Plan Period
The “Plan Year” corresponds to the fiscal year of January 1, 2005 to December 31, 2005.

Plan Participation
Participation is limited to regular employees whose positions and responsibilities significantly impact financial performance and the achievement of strategic business initiatives. Eligible participants are identified at the beginning of the Plan Year, or at the time of promotion, transfer, or new hire to an eligible position. Participants who are hired or transferred during the Plan Year are eligible for a prorated award, provided they participate for more than three months. Individuals hired or transferred to eligible positions between October 1 and December 31 are not eligible to participate. Participants who experience a job change during the year that impacts their level of participation will have their incentive calculation prorated. Participation in any given year does not ensure participation in subsequent years. An equity review of participation occurs each year and is approved by the Senior Leadership Team.

Payout Timing may be annually, quarterly or monthly depending on the plan elements.

•	Annual payouts are typically made within 90 days of the end of the Plan Year.

•	Quarterly payouts are typically made within 60 days of the close of each quarter. Ninety (90) days are allowed for 4th quarter payouts.

•	Monthly payouts are typically made within 30 days of the end of the month. Up to 90 days is allowed for December payouts.

Payout Deductions and Taxation

•	Incentive payouts are not eligible for 401(k) investment or match, therefore, 401(k) deductions will not be taken from the payout.

•	Commission payouts are eligible for 401(k) investment and match, therefore, 401(k) deductions will be taken from the payout.

•	Payouts will be taxed at a flat federal income tax rate of 27% per IRS regulations.

•	State and Local income taxes will be based on personal exemption status.

Payout Targets
The payout target is expressed as a percentage of Plan Year earnings. A participant’s payout target is determined based on three criteria: total compensation as determined by the competitive marketplace, the appropriate mix of base pay and the “at risk” component of incentive pay, and internal equity. The payout target is fixed at the level of company, financial and other performance that constitutes 100% achievement; the actual payout percentage, and the percentage of earnings it represents, will be dependent on the actual company results achieved.

Plan Design
Plan elements and their weighting are reviewed each year. Elements of the Plan may include PHH financial performance, other total company performance measures, team results and individual results.

Financial Schedules
A financial schedule is developed for each financial element of the Plan. The schedule sets forth the percent of goal that must be achieved for the corresponding payout percentage. The financial schedule may be included on the Annual Plan Insert or provided as a separate document.

Payouts
Payouts at yearend are based on eligible earnings for the period January 1 to December 31. Earnings while on short-term disability and other leaves of absence including Workers’ Compensation are not included. To receive payouts, participants must be actively employed by PHH through the end of the Plan period (year, quarter, or month). Termination of employment prior to that date for any reason other than death, disability, or retirement will lead to forfeiture of payment and/or repayment of any incentives paid, but not earned. In the event of termination of employment for: death, long-term disability, a leave of absence that results in an administrative separation due to the length of the leave or business need, or retirement, prorated payments may be made, with the review of case-by-case circumstances and the specific approval of the SVP Human Resources. Participants with documented performance issues or on a Performance Improvement Plan at any time during the Plan period may jeopardize their eligibility to receive a payout.
Payouts to participants with unresolved PHH debt will be held until the debt is paid or, at PHH’s discretion, until an agreed-upon payment plan has been established. PHH has the right to deduct any unresolved debt from incentive plan payouts.

Other Provisions
As a condition of Plan participation and eligibility for any payout, the participant agrees to comply with the rules, regulations, policies and standards of business conduct of PHH, as well as the directions, assignments and instructions provided by PHH’s leadership.

PHH has the authority at its discretion to withhold payment in the case of violations of rules, regulations, policies and standards of the business including misconduct.
This Plan is subject to approval by the President and Chief Executive Officer, the Executive Vice President & Chief Operating Officer, the Senior Vice President, Human Resources and our parent company, Cendant Corporation. The Plan is administered by the Director, Compensation.
These leaders have the sole authority to interpret and execute the provisions of the Plan. All decisions, actions or interpretations are final, conclusive and binding to all parties.
PHH reserves the right to terminate, amend, modify and/or restate this Program (in whole or in part) at any time and without advance notice.
This Plan, or any action taken in connection with it, does not give the participant the right to be retained as an employee with PHH. No person eligible to receive payouts shall have any rights to pledge, assign, or otherwise dispose of any unpaid or anticipated Plan payments.
This Plan document is the exclusive property of PHH and must be surrendered to PHH in the event of termination of employment.

FY 2005 SENIOR LEADERSHIP RESULTS PLAN
ANNUAL PLAN INSERT

NAME:	SLT Member		TITLE:	SVP

DEPARTMENT:			INCENTIVE TARGET:		45%

ANNUAL SALARY:		$165,000 (as of 1/1/05)	ESTIMATED TARGET:		$74,250

1)	PHH Arval Pre-Tax Income After Minority Interest (PTIAMI) (Paid Annually)

Weight:	90%
Payout Target:	$66,825
Goal:	[***] MM

	% of
PTIAMI	Goal	Payout

[***]	100%	100%

[***]	110%	110%

[***]	125%	125%
No interpolation for results between 100% and 109.99%.
Results between 110% and 125% will be interpolated.

2)	Client Satisfaction (Paid Annually)

Weight:	5%
Payout Target:	$3,713
Goal:	85% or better

3)	Employee Satisfaction & Loyalty (Paid Annually)

Weight:	5%
Payout Target:	$3,713
Satisfaction Goal:	85% or better
Loyalty Goal:	80% Retention

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

FY 2005 SENIOR LEADERSHIP RESULTS PLAN

PLAN PROVISIONS

Satisfaction of Clients

PHH will conduct its annual survey of North American Cornerstone clients during Q4, with results available not later than 1/31/06. The overall results will reflect “world class” or better performance, as measured against the consensus of contemporary client satisfaction literature and consultants (currently, 80% or better).

There will be no payout for less than target performance. Payout is capped at 100% of target.

Satisfaction & Loyalty of Employees

PHH will conduct a comprehensive survey of employee satisfaction during Q4, with results available not later than 1/15/06. The overall results will reflect “best in Class” employer status or better, as measured against the consensus of contemporary client satisfaction literature and consultants (currently, 80% or better).

PHH measures employee retention and turnover on a quarterly basis. Total 2005 turnover of regular employees (excluding employees hired on a temporary basis, and excluding only the reasons of death, retirement, inability/failure to return from medical leave, and PHH initiated position eliminations) will be held to 20% or less.

There will be no payout for less than target performance. Payout is capped at 100% of target.

PHH Arval Pre-Tax Income after Minority Interest must be achieved at 100%, to earn a payout on Client Satisfaction and Employee Satisfaction & Loyalty.